SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549


                                  FORM 8K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 24, 2000


                           PAGING NETWORK, INC.
-------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)



          Delaware                      0-19494              04-2740516
------------------------------    -------------------     ----------------
(State or other jurisdiction          (Commission          (I.R.S. Employee
     of incorporation                 File Number)         Identification No.)


          14911 Quorum Drive                                75240
            Dallas, Texas 75240                       ---------------
-------------------------------------------               (Zip Code)
   (Address of principal executive offices)

Registrant's telephone number, including are code: (972) 801-8000


                              Not Applicable
-------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)





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Item 5.    Other Events.

           On February 24, 2000, the Registrant issued the attached press release.

Item 7.    Exhibits

           99.1  Press Release, dated February 24, 2000



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




SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 24, 2000                   PAGING NETWORK, INC.


                                           By:  /s/ Ruth Williams
                                               --------------------------------
                                               Ruth Williams
                                               Senior Vice President and
                                               General Counsel


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